UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/14/2008

THE PEP BOYS - MANNY MOE & JACK
(Exact name of registrant as specified in its charter)

Commission File Number:  -

PA	23-0962915
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3111 West Allegheny Avenue, Philadelphia, PA 19132
(Address of principal executive offices, including zip code)

215-430-9000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 14, 2008, the Board of Directors of The Pep Boys - Manny, Moe & Jack appointed James A. Mitarotonda non-executive Chairman of the Board of Directors. Mr. Mitarotonda succeeds William Leonard, who resigned from the Board for personal reasons. The Board also appointed interim Chief Executive Officer Michael R. Odell to serve as a Director. In connection with his appointment as Chairman, Mr. Mitarotonda will no longer serve on the Board's Nominating and Governance Committee.

A copy of the Company's press release announcing these appointments is attached to this Current Report as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

Press Release dated July 16, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PEP BOYS - MANNY MOE & JACK

Date: July 16, 2008	By:	/s/ Brian D. Zuckerman
Brian D. Zuckerman
VP-General Counsel & Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated July 16, 2008.